                  FORM OF AMENDMENT NO. 2 TO SECURITY AGREEMENT

         THIS AMENDMENT, dated as of July 15, 1997, by (i) each of the Assignors which is a party to the Security Agreement referred to below (the "ORIGINAL ASSIGNORS"); and (ii) the following additional Subsidiary of the Company: SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC., a Delaware corporation (together with its successors and assigns, the "ADDITIONAL ASSIGNOR"); with (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (the "COLLATERAL AGENT") under the Security Agreement identified below:

         PRELIMINARY  STATEMENTS:

         (1) The Original Assignors have heretofore entered into the Security Agreement, dated as of May 21, 1997, in favor of the Collateral Agent, as amended by Amendment No. 1 to Security Agreement dated as of June 2, 1997 (as so amended, the "SECURITY AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain of the terms and provisions of the Security Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. JOINDER OF ADDITIONAL ASSIGNOR. Effective upon the execution and delivery of this Amendment, the Additional Assignor hereby joins in and becomes a party to the Security Agreement, as amended hereby, as an Assignor thereunder as fully as if it had been an original signatory to the Security Agreement. All representations, warranties, covenants, agreements and waivers contained in the Security Agreement, as amended hereby, applicable to Assignors thereunder shall apply to the Additional Assignor from and after the date of execution and delivery of this Amendment.

         2. AMENDMENT TO SECTION 1.1. Section 1.1 of the Security Agreement is amended by adding a new subsection (d) which reads in its entirety as follows:

         (d) Notwithstanding the foregoing, no security interest is granted under this Agreement with respect to Equipment of which Safety Components Fabric Technologies, Inc. ("SCFT") is the Assignor and which is subject on the effective date of Amendment No. 2 to the Security Agreement to (i) the Loan and Security Agreement dated as of June 28, 1994 by and between JPS Automotive Products Corp. and The CIT Group/Equipment Financing, Inc. as assigned to SCFT (the "CIT Agreement") or (ii) any secured installment purchase contract that by its terms prohibits the creation of additional liens on such Equipment unless consent has been obtained and the Company shall use its reasonable efforts to obtain such consent, it being understood that the Company shall not be required to pay more than a nominal fee for such consent. Upon the payment of all amounts owing under the CIT Agreement on any Equipment or under such installment purchase agreement of SCFT or the removal of any prohibition on the creation of a lien on the Equipment subject thereto, such Equipment shall constitute Collateral hereunder.

         3. ADDITIONS TO ANNEX A. Annex A to the Security Agreement is amended by the addition of the following information as to existing financing statements:

      NAME AND ADDRESS                 NAME AND                PLACE OF           FILING RECORD INFO.      COLLATERAL
          OF DEBTOR                   ADDRESS OF            FILING (STATE                                  DESCRIPTION
                                    SECURED PARTY            AND DEPT. OR
                                                               COUNTY)
JPS Converter and             The CIT                    Greenville           Recorded:  11/01/96          Referencing Doc. No.
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  964451              913349
Dunean Plant                  Financing, Inc.
Emory Street                  270 Park Avenue
Greenville, SC                New York, NY
29602
JPS Converter and             The CIT                    Greenville           Recorded:  08/30/94          Amending Doc. No.
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  L336587             913349
Dunean Plant                  Financing, Inc.
Emory Street                  1211 Avenue of
Greenville, SC                the Americas
29602                         New York, NY
                              10036
JPS Converter and             The CIT                    Greenville           Recorded:  06/29/92          Specific Equipment
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  92-1853             described on attached
Dunean Plant                  Financing, Inc.                                                              exhibit
Emory Street                  270 Park Avenue
Greenville, SC                New York, NY
29602
JPS Converter and             The CIT                    Greenville           Recorded:  11/01/91          Specific Equipment
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  913349              described on attached
Dunean Plant                  Financing, Inc.                                                              exhibit
Emory Street                  270 Park Avenue
Greenville, SC                New York, NY
29602

JPS Converter and             The CIT                    Greenville           Recorded:  12/24/92          Specific Equipment
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  92-3587             described on attached
Dunean Apparel                Financing, Inc.                                                              exhibit
Plant                         1211 Avenue of
Dunean Industrial             the Americas
Plant                         New York, NY
Emory Street                  10036
Greenville, SC 29602

JPS Converter and             The CIT                    Greenville           Recorded:  08/12/93          Specific Equipment
Industrial Corp.              Group/Equipment            County, SC           Doc. #:  93-2212             described on attached
Dunean Apparel                Financing, Inc.                                                              exhibit
Plant                         1211 Avenue of
Dunean Industrial             the Americas
Plant                         21st Floor
Emory Street                  New York, NY
Greenville, SC 29602          10036

  NAME AND ADDRESS OF              NAME AND ADDRESS OF           PLACE OF FILING        FILING RECORD       COLLATERAL
        DEBTOR                        SECURED PARTY                  (STATE                INFO.            DESCRIPTION
                                                                   AND DEPT. OR
                                                                     COUNTY)
JPS Converter and                The CIT                          Greenville         Recorded:  01/04/95    Specific Equipment
Industrial Corp.                 Group/Equipment                  County, SC         Doc. #:  95-0017       described on attached
Dunean Apparel                   Financing, Inc.                                                            exhibit
Plant                            1211 Avenue of the
Dunean Industrial                Americas
Plant                            21st Floor
Emory Street                     New York, NY
Greenville, SC 29602             10036

JPS Converter and                The CIT                          Greenville         Recorded:  08/30/94    Amendment to Doc
Industrial Corp.                 Group/Equipment                  County, SC         Doc. #:  L336587       #92-3587 replacing
Dunean Plant                     Financing, Inc.                                                            old Exhibit B
Emory Street                     1211 Avenue of the
Greenville, SC 29602             Americas
                                 New York, NY
                                 10036

JPS Automotive                   The CIT                          Greenville         Recorded:  06/30/94    Specific Equipment
Products Corp.                   Group/Equipment                  County, SC         Doc. #:  94-1782       described on attached
Dunean Plant                     Financing, Inc.                                                            exhibit
Emory Street                     1211 Avenue of the
Greenville, SC 29602             Americas
                                 21st Floor
                                 New York, NY
                                 10036

JPS Automotive, L.P.             The CIT                          Greenville         Recorded:  10/18/94    Specific Equipment
Dunean Plant                     Group/Equipment                  County, SC         Doc. #:  94-2790       described on attached
Emory Street                     Financing, Inc.                                                            exhibit
Greenville, SC 29602             1211 Avenue of the
                                 Americas
                                 21st Floor
                                 New York, NY
                                 10036

         4. ADDITIONS TO ANNEX B. Annex B to the Security Agreement is amended by the addition of the following information as to the chief executive office (and the registered office, if a corporation) of the Additional Assignor:

                     NAME                                              ADDRESS
Safety Components Fabric Technologies, Inc.            c/o Safety Components International, Inc.
                                                       3190 Pullman Street
                                                       Costa Mesa, CA  92626


         5. ADDITIONS TO ANNEX C. Annex C to the Security Agreement is amended by the addition of the following information as to location of Inventory and Equipment of the Additional Assignor:

                      NAME                                                             ADDRESS
Safety Components Fabric Technologies, Inc.                             3190 Pullman Street
                                                                        Costa Mesa, CA  92626

                                                                        Dunean Plant
                                                                        30 Emory Street
                                                                        Greenville, SC  29605

                                                                        Taylors Plant
                                                                        P.O. Box 7
                                                                        Mill Street
                                                                        Taylors, SC  29687



         6. ADDITIONS TO ANNEX E. Annex E to the Security Agreement is amended by the addition of the following information as to trademarks:

                   MARK                                                        TRADEMARK NO./APPLICATION NO.
Interlochen                                                             Application No. 74/735,020

         7. ADDITIONS TO ANNEX F. Annex F to the Security Agreement is amended by the addition of the following information as to patents:

                       MARK                                                     PATENT NO./APPLICATION NO.
Air Bag for Use in a Motor Vehicle and Method                           Patent No. 5,566,434
of Producing Same                                                       Issued: 10/22/96
                                                                        Expiration: 6/15/2014
Air Bag for Use in a Motor Vehicle and Method                           Patent No. 5,630,261
of Producing Same                                                       Issued: 5/20/97
                                                                        Expiration: 6/15/2014
Air Bag Having Panels with Different                                    Patent No. 5,542,703
Permeabilities                                                          Issued: 08/06/96
                                                                        Expiration: 6/15/2014
Vehicle Air Bag Fabric and Method of Making                             Application No. 08/787,743
Same                                                                    Filed: 1/24/97
Release Liner and Method of Using Same                                  Application No. 08/656,661
                                                                        Filed: 5/31/96
Firefighter Garment Utilizing Improved High-                            Application No. 08/683,578
Lubricity Lining Material                                               Filed: 7/15/96


         8. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Security Agreement are ratified and confirmed and shall continue in full force and effect.

         9. MISCELLANEOUS. The terms and provisions of sections 10.2 [Waiver; Amendment], 10.4 [Successors and Assigns], 10.5 [Headings Descriptive], 10.6 [Severability], 10.7 [Governing Law], and 11 [Waiver of Jury Trial] of the Security Agreement are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Security Agreement. This Amendment may be executed by the parties hereto separately in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                               SAFETY COMPONENTS INTERNATIONAL, INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               ASCI HOLDINGS GERMANY (DE), INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               ASCI HOLDINGS CZECH (DE), INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               ASCI HOLDINGS MEXICO (DE), INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               ASCI HOLDINGS U.K. (DE), INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               ASCI HOLDINGS ASIA (DE), INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               VALENTEC SYSTEMS, INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               GALION, INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               VALENTEC INTERNATIONAL CORPORATION


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.


                               BY:_______________________________________
                                        EXECUTIVE VICE PRESIDENT

                               KEYBANK NATIONAL ASSOCIATION,
                                        AS COLLATERAL AGENT


                               BY:_______________________________________
                                        VICE PRESIDENT